**AMENDMENT AND WAIVER AGREEMENT
DATED AS OF NOVEMBER 12, 2009 TO
LOAN AND SECURITY AGREEMENT
DATED AS OF JUNE 8, 2006 BETWEEN
ROSS/FIALKOW CAPITAL PARTNERS LLP, TRUSTEE OF
BRIGHTEC CAPITAL TRUST
AND BRIGHTEC, INC.**

This Amendment and Waiver Agreement is entered into as of this 12th day of November 2009 by and between Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust, a Massachusetts nominee trust established under Declaration of Trust dated June 8, 2006, and with a place of business at 38 Glen Avenue, Newton, Massachusetts 02459 (the "Lender") and Brightec, Inc., f/k/a Advanced Lumitech, Inc., a Nevada corporation with a place of business at 8C Pleasant Street S., Natick, Massachusetts 01760 (the "Borrower").

WHEREAS, the Lender and the Borrower are parties to a certain Loan and Security Agreement dated as of June 8, 2006, as amended (the "Loan Agreement"), pursuant to which the Lender has established a $750,000 line of credit facility for the Borrower; and

WHEREAS, the Parties have agreed that the Loan Agreement shall be amended to extend the Termination Date set forth in Section 1.6 of the Loan Agreement to December 31, 2010;

WHEREAS, the Borrower has requested, and the Lender has agreed to waive Borrower's existing payment default (and in connection therewith to retract its related notice of default letter dated November 3, 2009) and to provide Borrower with a grace period until March 31, 2010 to bring current its past due and all additional payments accruing through March 31, 2010 aggregating $50,186.12 plus attorneys fees of $2,026.25; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows (with any capitalized term not otherwise defined herein having the meaning ascribed to them in the Loan Agreement):

1. <u>Extension of Line of Credit Termination Date to December 31, 2010.</u> The Loan Agreement shall be and hereby is amended to provide that the Termination Date set forth in Section 1.6 of the Loan Agreement shall be December 31, 2010. Borrower agrees and acknowledges that the Lender's conversion option as set forth in Section 1.6 shall also be extended to December 31, 2010. Borrower also agrees that notwithstanding the extension of the Termination Date, the Lender shall have no further obligation to make additional loans or advances of principal under the Loan Agreement, that any further advances of principal under the Loan Agreement shall be at the Lender's sole discretion and that any commitment on the part of the Lender to make additional advances in excess of the principal balance currently outstanding is hereby terminated.

JRN

2 Waiver of Payment Default The Lender hereby waives Borrower's existing payment defaults (and in connection therewith, retracts its November 3, 2009 notice of default) and agrees (subject to Borrower's compliance with its obligations in the following paragraph) to extend the grace period for curing such payment defaults as well as additional payments accruing through March 31, 2010 (which aggregate $50,184.12 plus attorneys fees of $2,026.25, for a total of $52,210.37) until March 31, 2010. The foregoing waiver does not constitute an agreement by the Lender to waive any other payment or other obligation or covenant contained in the Loan Agreement or in any of the Loan Documents, nor shall this waiver be deemed to create a course of dealing between the parties or an agreement by the Lender to grant any further grace periods, extensions or waivers of Borrower's compliance with the aforesaid payment obligation or any other covenants or undertakings of the Borrowers at any other time.

3. No Default Taking into account the waiver and amendments set forth herein, the Borrower represents that all of the representations and warranties made by the Borrower in the Loan Agreement are true and correct on the date hereof as if made on and as of this date, and that no Event of Default under the Loan Agreement has occurred and is continuing.

4. Ratification of Obligations. The Borrower (i) reaffirms and ratifies its Obligations to the Lender under the Loan Agreement as amended hereby and under all Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims as of the date hereof to the Obligations, (iii) confirms and ratifies its continuing grant of security interests in the Collateral granted by Borrower to and in favor of the Lender as set forth in the Loan Agreement, and (iv) agrees that the Loan Agreement as amended hereby and all other Loan Documents shall remain in full force and effect, enforceable in accordance with their respective terms.

This Amendment and Waiver Agreement shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

WITNESS:

BRIGHTEC, INC.

By: ____________________
Patrick Planche, President

WITNESS:

ROSS/FIALKOW CAPITAL PARTNERS LLP, TRUSTEE OF BRIGHTEC CAPITAL TRUST

By: ____________________
Jeffrey P. Ross, Manager